UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 8, 2004

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-02396 (Commission File Number)	95-1778176 (IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA (Address of principal executive offices)	92801 (Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

Item 7. — Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 8, 2004.

Item 12. — Results of Operations and Financial Condition).

     On March 8, 2004, Bridgford Foods Corporation issued a press release to report its financial results for the quarter (12 weeks) ended January 23, 2004. The release is furnished as Exhibit 99.1 hereto.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

March 12, 2004	By:	/s/ Raymond F. Lancy Raymond F. Lancy Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 8, 2004.